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                                                                   EXHIBIT 10.23

                          EXISTING SHAREHOLDER WARRANT

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED AS OF OCTOBER 24, 1997, AND SUCH SECURITIES AND THE SECURITIES WHICH MAY BE ACQUIRED ON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES WHICH MAY BE ACQUIRED ON EXERCISE HEREOF ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND CERTAIN OTHER AGREEMENTS SET FORTH IN A STOCKHOLDERS AGREEMENT DATED AS OF OCTOBER 24, 1997, AMONG DIGITAL THEATER SYSTEMS, INC (THE "COMPANY") AND CERTAIN OF ITS STOCKHOLDERS. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE.

No. of Shares                                              Warrant No. E-_______
of Common Stock: ________

                                     WARRANT

                           to Purchase Common Stock of

                          DIGITAL THEATER SYSTEMS, INC.

         THIS IS TO CERTIFY THAT ___________________________________, or its
registered assigns, is entitled to purchase in whole or in part from time to time from Digital Theater Systems, Inc., a Delaware corporation (the "Issuer"), at any time on and after the Effective Date (as hereinafter defined), but not later than 5:00 p.m., New York time, on December 31, 2007 (the "Expiration Date"), _____________________ shares of Common Stock (as hereinafter defined) at a purchase price of $6.057 per share (the "Exercise Price"), subject to the terms and conditions provided herein. The number of shares of Common Stock for which this Warrant shall be exercisable and the Exercise Price are subject to adjustment from time to time as provided herein.

         SECTION 1. Certain Definitions.

         As used herein, the following terms shall have the following meanings (all terms defined in this Section 1 or in other provisions of this Warrant in the singular to have the same meanings when used in the plural and vice versa):

         "Affiliate" means, with respect to any specified Person, any other Person that, directly or indirectly, controls, is under common control with, or is owned or controlled by, such specified Person. For purposes of this definition, (i) "control" means, with respect to any specified Person, the power to direct the management or policies of the specified Person through the ownership of

                                       1.

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voting securities, by contract, voting agreement or otherwise, and (ii) the terms "controlling", "control with" and "controlled by", etc. shall have meanings correlative to the foregoing.

         "Board" shall mean the Board of Directors of the Issuer.

         "Business Day" shall mean any weekday that is not a nationally-observed holiday.

         "By-laws" shall mean the by-laws of the Issuer, as in effect at the time in question.

         "Certificate of Incorporation" shall mean the Certificate of Incorporation of the Issuer as in effect at the time in question.

         "Change of Control" shall mean (i) any consolidation or merger of the Issuer, other than any merger or consolidation resulting in the holders of the capital stock of the Issuer entitled to vote for the election of directors holding a majority of the capital stock of the surviving or resulting entity entitled to vote for the election of directors, (ii) any person or entity that is not a stockholder on the date hereof becoming the holder of a majority of the capital stock of the Issuer entitled to vote for the election of directors, or
(iii) any sale or other disposition by the Issuer of all or substantially all of its assets to a third party.

         "Common Stock" shall mean the Issuer's Common Stock, par value $.0001 per share.

         "Convertible Securities" shall have the meaning given to such term in
Section 4(d).

         "Current Market Price" shall mean, as to any security, the average of the closing prices of such security's sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York City time, on such day, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar or successor organization (and in each such case
(i) averaged over a period of 21 days consisting of the day immediately preceding the day as of which "Current Market Price" is being determined and the 20 consecutive Business Days prior to such immediately preceding day and (ii) excluding any trades that are not bona fide, arm's length transactions). If at any time such security is not listed on any domestic securities exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Current Market Price" of such security shall be the fair market value thereof as determined in good faith by the Board.

         "Effective Date" shall mean October 24, 1997.

         "Excluded Stock" shall mean (i) any options issued or issuable pursuant to the Stock Option Plans and any shares of Common Stock issuable upon the exercise of any options granted pursuant to the Stock Option Plans; provided, that any Common Stock issuable thereunder shall not exceed 1,660,466 shares in the aggregate, (ii) stock issued upon the conversion of Convertible Securities issued on or before the date hereof, (iii) any shares of Common Stock or

                                       2.

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Preferred Stock issuable upon exercise of any warrants issued on or before the date hereof, (iv) any shares of Common Stock issuable upon exercise of shares of Series A Preferred Stock issued as of or subsequent to the date hereof.

         "Exercise Condition" shall have the meaning assigned to it in Section 2 hereof.

         "Exercise Notice" shall have the meaning assigned to such term in
Section 2 hereof.

         "Exercise Price" shall have the meaning assigned to such term in the first paragraph of this Warrant.

         "Expiration Date" shall have the meaning assigned to such term in the first paragraph of this Warrant.

         "Fundamental Documents" shall mean the documents by which any Person (other than an individual) establishes its legal existence or which govern its internal affairs. The Fundamental Documents of the Issuer are the Certificate of Incorporation and By-laws.

         "Holder" shall mean the initial holder of this Warrant, or any transferees of this Warrant.

         "include" and "including" shall be construed as if followed by the phrase ", without being limited to,".

         "Issuer" shall have the meaning assigned to such term in the first paragraph of this Warrant.

         "NASDAQ System" shall mean the National Association of Securities Dealers Automated Quotation System.

         "Options" shall have the meaning given to such term in Section 4(d).

         "Person" shall be construed in its broadest possible sense and shall include any individual, corporation, general or limited partnership, joint venture, association, limited liability company, joint stock company, trust, business trust, bank, trust company, estate (including any beneficiaries thereof), unincorporated organization, cooperative, association or governmental branch, authority, agency or political subdivision thereof.

         "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Series A Preferred Stock" shall mean the Issuer's Series A Convertible Preferred Stock, par value $.0001 per share.

         "Stock Option Plans" shall mean any stock option plans adopted by the Issuer and any other grants of stock options made by the Issuer, in each case granted to employees, directors and independent contractors of the Issuer or its subsidiaries.

                                       3.

         "Warrant" shall mean this Warrant and all other warrants issued upon transfer, division, or combination of, or in substitution for, this Warrant or any such other warrant.

         "Warrant Stock" shall mean (a) all shares of Common Stock issued or issuable from time to time upon exercise of this Warrant, (b) all other securities or other property issued or issuable upon any such exercise and (c) any securities distributed with respect to the securities referred to in the preceding clauses (a) and (b); provided, however, that the term "Warrant Stock" shall not include shares of Common Stock or other securities following the time such shares or other securities have been sold in a public offering registered under the Securities Act or sold under Rule 144 promulgated thereunder. As used in this Warrant, the phrase "Warrant Stock then held" shall mean Warrant Stock held at the time of determination by the Holder, and shall include Warrant Stock issuable upon exercise of any Warrants held at the time of determination by such Holder.

         SECTION 2. Exercise of Warrant.

         (a) On and after the Effective Date and until 5:00 p.m., New York City time, on the Expiration Date, the Holder may exercise this Warrant, on one or more occasions, on any Business Day, in whole or in part, by delivering to the Issuer, at its office maintained for such purpose pursuant to Section 5 hereof, (i) a written notice of the Holder's election to exercise this Warrant, which notice shall be substantially in the form of Annex A attached hereto and shall be properly completed (the "Exercise Notice"), (ii) payment of the Exercise Price (payable as set forth in Section 2(b) below) for the Warrant Stock as to which this Warrant is being exercised, and (iii) this Warrant. Except to the extent necessary to cause the number of shares of Common Stock deliverable as provided in Section 2(b) to be a whole number of shares, this Warrant shall be exercisable in part only for a whole number of shares.

         (b) At the option of the Holder, the Exercise Price shall be payable (i) in cash or by certified or official bank check payable to the order of the Issuer or (ii) by exchange of this Warrant in accordance with the further provisions of this Section 2(b). In exchange for the portion of this Warrant that is being exercised at such time, the Holder shall receive the number of shares of Common Stock determined by multiplying (A) the number of shares of Common Stock for which this Warrant is being exercised at such time by (B) a fraction, (1) the numerator of which shall be the difference between (x) Current Market Price per share of Common Stock at such time and (y) the Exercise Price per share of Common Stock, and (2) the denominator of which shall be the Current Market Price per share of Common Stock at such time. The Issuer shall issue a new Warrant for the portion, if any, of this Warrant not being exercised as provided in Section 2(f).

         (c) Subject to the provisions of Section 2(d), upon receipt of an Exercise Notice, the aggregate Exercise Price payable and this Warrant, the Issuer shall, as promptly as practicable and in any event within five (5) Business Days thereafter, issue to the Holder one or more stock certificates representing the aggregate number of shares of Common Stock to which the Holder is entitled and transfer to the Holder of this Warrant appropriate evidence of ownership of other securities or property (including any cash) to which the Holder is entitled, in such denominations, and registered or otherwise placed in, or payable to the order of, such name or names, as may be directed in writing by the Holder, and shall deliver such stock certificates,

                                       4.

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evidence of ownership and any other securities or property (including any cash)
to the Person or Persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share (or fractional interest in any other security), as hereinafter provided. The Issuer shall pay all expenses in connection with, and any and all documentary, stamp or similar issue or transfer taxes of the United States or any state thereof payable in respect of, the issue or delivery of the Warrant Stock upon exercise of this Warrant. However, the Issuer shall not be required to pay any tax or other charge imposed in connection with any assignment or transfer involved in the issue of any certificate or other evidence of ownership of Warrant Stock.

         (d) The Holder's election to exercise this Warrant may, in the sole discretion of the Holder, be conditioned upon, and in such event, the exercise shall be subject in all respects to a Change of Control, the consummation of a sale of the Issuer, any public offering of the Issuer's Common Stock registered under the Securities Act or other similar transaction involving the Issuer (collectively referred to herein as the "Exercise Conditions"), as specified in the Exercise Notice. If any exercise of this Warrant is so conditioned, then, subject to delivery of the items required by Section 2(b), the Issuer shall deliver the certificates and other evidence of ownership of other securities or other property in such manner as the Holder shall direct as required in connection with the consummation of the transaction upon which the exercise is conditioned. At any time that the Issuer shall give notice to the Holder that such transaction has been abandoned or the Issuer has withdrawn from participation in such transaction, the Issuer shall return the items delivered pursuant to Section 2(c) and the Holder's election to exercise this Warrant shall be deemed rescinded.

         (e) The stock certificate or certificates or other evidence of ownership of Warrant Stock to be delivered pursuant to Section 2(c) hereof shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall, to the extent permitted by law, be deemed to have become a holder of record of the Warrant Stock represented thereby, including having the right to vote any voting securities included therein or to consent or to receive notice as a shareholder, as of the date on which the last of the Exercise Notice, payment of the Exercise Price and this Warrant is received by the Issuer as aforesaid (subject, in the case of an exercise to which Section 2(d) applies, to the transaction upon which such exercise is conditioned), notwithstanding that the transfer books of the Issuer shall then be closed or that such certificates or other evidence of ownership shall not then actually have been delivered to the Holder.

         (f) If this Warrant shall have been exercised only in part, the Issuer shall, at the time of delivery of the certificate or certificates or other evidence of ownership of Warrant Stock, execute and deliver to the Holder, without charge, a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Stock called for by this Warrant, which new Warrant shall in all other respects be identical to this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder.

         (g) The Issuer shall not be required to issue any fractional share of Common Stock (or fractional interest in any other security) upon exercise of this Warrant. As to any fraction of a share (or fractional interest in any other security) that the Holder would otherwise be entitled to receive upon such exercise, the Issuer shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock

                                       5.

(and/or other security) on the date of exercise; provided, however, that in the event that the Issuer undertakes a reduction in the number of shares of Common Stock or other securities outstanding, it shall be required to issue fractional shares or fractional interests in such other securities to the Holder if the Holder exercises all or any part of this Warrant, unless the Holder shall have consented in writing to such reduction and provided the Issuer with a written waiver of its right to receive fractional shares or interests in accordance with this paragraph. If the Holder shall exercise more than one Warrant in the same transaction, any payment in respect of fractional shares (or other fractional interests) shall be based on the final fraction resulting from aggregating all such exercises.

         (h) The Issuer hereby agrees at all times to keep reserved for issuance and delivery upon exercise of this Warrant such number of its authorized but unissued shares (or treasury shares) of Common Stock or other securities of the Issuer from time to time issuable upon exercise of this Warrant as will be sufficient to permit the exercise in full of this Warrant. All such shares and other securities shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (except to the extent of any applicable provisions set forth in the Issuer's Fundamental Documents) and free and clear of all preemptive or similar rights.

         (i) If the issuance of any shares of Common Stock or other securities required to be reserved for purposes of the exercise of this Warrant requires the registration with, or approval of, any governmental authority or requires listing on any national securities exchange or national market system before such shares or other securities may be so issued, the Issuer shall at its expense use its best efforts to cause such shares to be duly registered, approved or listed, as the case may be, so that such shares or other securities may be issued in accordance with the terms hereof; provided, however, that this provision shall not obligate the Issuer to register such shares or other securities under the Securities Act or qualify them under state securities or blue sky laws.

         SECTION 3. Transfer, Division and Combination.

         (a) This Warrant, all rights hereunder and any Warrant Stock issued or issuable upon exercise hereof are assignable and transferable, at any time in whole or in part, to any Person or Persons. Any such transfer shall not require the consent of any security holder of the Issuer.

         (b) Upon a transfer permitted by Section 3(a), this Warrant shall be transferable upon surrender of this Warrant to the Issuer, together with a written assignment of this Warrant substantially in the form of Annex B attached hereto, duly executed by the Holder hereof or such Holder's agent or attorney. Upon such surrender, the Issuer shall, without charge, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees (and, if the Holder's entire interest is not being assigned, in the name of the Holder), and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be canceled.

         (c) This Warrant may be exchanged for, or combined with, other Warrants upon presentation of this Warrant and any other Warrants with which this Warrant is to be combined to the Issuer, together with a written notice specifying the denominations in which a new

                                       6.

Warrant or Warrants are to be issued, signed by the Holder. The Issuer shall execute and deliver a new Warrant or Warrants to the Holder in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

         (d) The Issuer shall maintain books for the registration and transfer of the Warrants, and shall allow each Warrant Holder to inspect such books at such reasonable times as such holder shall request.

         SECTION 4. Adjustments.

         (a) Dividends and Distributions. If at any time on or after the Effective Date the Issuer shall pay any dividend or make any other distribution to holders of its Common Stock of any cash, evidence of indebtedness or other property (including any rights or warrants to purchase any securities of the Issuer) of any nature whatsoever (other than as contemplated by subsections (b),
(c)(i)(A) and (d)(i)(A) of this Section 4), the Issuer shall at the same time pay or distribute to the Holder (whether or not the Holder exercises this Warrant) the cash, evidence of indebtedness or other property the Holder would have been entitled to receive if such Holder had exercised this Warrant immediately prior to the record date for such dividend or distribution.

         (b)      Subdivisions and Combinations. If at any time the Issuer shall

                  (i) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution of Common Stock;

                  (ii) subdivide, split or reclassify its outstanding shares of Common Stock into a larger number of shares of Common Stock; or

                  (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock;

then immediately after the occurrence of any such event (A) the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted so as to equal the number of shares of Common Stock such holder would have held immediately after the occurrence of such event (in the case of an event referred to in clause (i), after giving effect to such dividend or distribution) if such holder had exercised this Warrant immediately prior to the occurrence of such event and (B) the Exercise Price shall be adjusted to be equal to (x) the Exercise Price immediately prior to the occurrence of such event multiplied by
(y) a fraction (1) the numerator of which is the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to the adjustment in clause (A) and (2) the denominator of which is the number of shares of Common Stock issuable upon exercise of this Warrant immediately after the adjustment in clause (A).

         (c)      Issuance of Common Stock. If at any time the Issuer (i) shall
(A) take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase shares of any class or series of Common Stock or (B) otherwise sell or issue any shares of any class or series of Common Stock (other than Excluded Stock) and (ii) the consideration per share of Common Stock paid or to be paid upon such subscription, purchase, sale or issuance is less than the Current Market Price per share of Common Stock immediately before such record date

                                       7.

or immediately before the date of such sale or issuance, as the case may be, then the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted to be that number determined by multiplying (x) the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such record date or sale or issuance date, as the case may be, by (y) a fraction (not to be less than one) (i) the numerator of which shall be equal to the product of (A) the number of shares of Common Stock outstanding (determined on a fully-diluted basis) after giving effect to such subscription, purchase, sale or issuance (and assuming all such subscription or purchase offers are exercised) and (B) the Current Market Price per share of Common Stock determined immediately before such record date or sale or issuance date, as the case may be, and (ii) the denominator of which shall be equal to the sum of (A) the product of (1) the number of shares of Common Stock outstanding (determined on a fully-diluted basis) immediately before such record date or sale or issuance date, as the case may be, and (2) the Current Market Price per share of Common Stock determined immediately before such record date or sale or issuance date, as the case may be, and (B) the aggregate consideration received or to be received by the Issuer for the total number of shares of Common Stock to be subscribed for or purchased, sold or issued. Simultaneously with the adjustment in the preceding sentence, the Exercise Price shall be adjusted to be equal to
(x) the Exercise Price immediately prior to the occurrence of such event multiplied by (y) a fraction (1) the numerator of which is the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to the adjustment in the preceding sentence and (2) the denominator of which is the number of shares of Common Stock issuable upon exercise of this Warrant immediately after the adjustment in the preceding sentence.

         (d)      Issuance of Convertible Securities or Options. If at any time
(i) the Issuer shall (A) take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase options to purchase or rights to subscribe for Common Stock, securities directly or indirectly convertible into or exchangeable for Common Stock ("Convertible Securities") or options or rights with respect to Convertible Securities (options or rights with respect to Common Stock or Convertible Securities being referred to as "Options") or (B) otherwise issue or sell any Options or Convertible Securities (other than Options exercisable for Excluded Stock) and (ii) the consideration per share paid or to be paid for the Common Stock deliverable upon exercise of such Options and/or conversion or exchange of such Convertible Securities (determined by dividing (x) the total amount received or receivable by the Issuer in consideration of the subscription, purchase, sale or issuance of such Options or Convertible Securities plus any amount payable to the Issuer upon such exercise and/or conversion or exchange, by (y) the total maximum number of shares of Common Stock necessary to effect the exercise and/or conversion or exchange of all such Options or Convertible Securities) shall be less than the Current Market Price per share of Common Stock on such record date or sale or issuance date, as the case may be, then the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted to be that number determined by multiplying the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such date by a fraction (not to be less than one) (i) the numerator of which shall be equal to the product of (A) the total maximum number of shares of Common Stock outstanding (determined on a fully diluted basis) after giving effect to the assumed exercise and/or conversion of all such Options or Convertible Securities and (B) the Current Market Price per share of Common Stock determined immediately before such record date or sale or issuance date, as the case may be, and (ii) the denominator of which shall be equal to the sum of (A) the product of (1) the number of

                                       8.

shares of Common Stock outstanding (determined on a fully-diluted basis) immediately before such record date or sale or issuance date, as the case may be, and (2) the Current Market Price per share of the Common Stock determined immediately before such record date or sale or issuance date, as the case may be, and (B) the aggregate consideration for which Common Stock is deliverable upon exercise and/or conversion or exchange for such Options or Convertible Securities. Simultaneously with the adjustment in the preceding sentence, the Exercise Price shall be adjusted to be equal to (x) the Exercise Price immediately prior to the occurrence of such event multiplied by (y) a fraction
(1) the numerator of which is the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to the adjustment in the preceding sentence and (2) the denominator of which is the number of shares of Common Stock issuable upon exercise of this Warrant immediately after the adjustment in the preceding sentence. The adjustment of the exercise price of an Option shall not be deemed to be the issuance or sale of an Option at less than the Current Market Price per share of Common Stock if the exercise price as adjusted is not less than the Current Market Price per share of Common Stock on the date of such adjustment.

         (e) Superseding Adjustment. If, at any time after any adjustment in the number of shares of Common Stock issuable upon exercise of this Warrant shall have been made on the basis of the issuance of any Options or Convertible
Securities:

                  (i) any such Options shall expire prior to exercise or the right to convert or exchange any such Convertible Securities shall terminate prior to conversion or exchange; or

                  (ii) the consideration per share for which shares of Common Stock are issuable pursuant to the terms of such Options or Convertible Securities shall be increased or decreased;

then such previous adjustment shall be rescinded and annulled (without affecting any other adjustments resulting from any other events). Thereupon, a recomputation shall be made of the adjustment in the number of shares of Common Stock issuable upon exercise of this Warrant on the basis of

                           (A) treating the number of shares of Common Stock, if any, theretofore actually issued or issuable pursuant to the previous exercise, conversion or exchange of such Options or Convertible Securities as having been issued on the date or dates of such exercise and/or conversion or exchange and for the consideration actually received and receivable therefor, and

                           (B) treating any such Options or Convertible Securities that then remain outstanding as having been granted or issued immediately after the time of such increase or decrease for the consideration per share for which shares of Common Stock are issuable upon exercise and/or conversion or exchange of such Options or Convertible Securities,

                                       9.

which new adjustment shall supersede the previous adjustment so rescinded and annulled. For purposes of the computation of such new adjustment, the Current Market Price shall be deemed to be the Current Market Price used in computing the previous adjustment.

         (f) Other Provisions Applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock issuable upon exercise of this Warrant:

                  (i) The sale or other disposition of any issued shares of Common Stock owned or held by or for the account of the Issuer shall be deemed to be an issuance thereof for purposes of this Section.

                  (ii) In computing adjustments under this Section, fractional interests in Common Stock shall be taken into account to the nearest one-thousandth of a share.

                  (iii) If the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the payment of such dividend or distribution or the granting of such subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  (iv) Aggregate consideration for purposes of Sections 4(c) and 4(d) shall be determined as follows: In case any Common Stock, Options, or Convertible Securities shall be issued or sold, or be exercisable, convertible or exchangeable for cash, the consideration received therefor shall be deemed to be the amount payable to the Issuer therefor, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts or, in the case of a private placement thereof, finders' fees or commissions paid or allowed by the Issuer in connection therewith. In case any such Common Stock, Options, or Convertible Securities shall be issued or sold, or be exercisable, convertible or exchangeable for a consideration other than cash payable to the Issuer, the consideration received therefor shall be deemed to be the fair market value of such consideration (as determined by the Board), after deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Issuer in connection therewith. In case any such Common Stock, or Options or Convertible Securities shall be issued or sold, or be exercisable, convertible or exchangeable in connection with any merger of another corporation into the Issuer, the amount of consideration therefor shall be deemed to be the fair market value (as determined by the Board of such portion of the assets of such merged corporation as the Board shall reasonably determine in good faith to be attributable to such options, rights or securities.

         (g) Merger, Consolidation or Disposition of Assets. If the Issuer shall merge, consolidate or effect a share exchange with another entity, or shall sell, transfer or otherwise dispose of all or substantially all of its assets to another entity and pursuant to the terms of such merger, consolidation, share exchange or disposition of assets, cash, shares of Common Stock or

                                      10.

other securities of the successor or acquiring entity, or property of any nature is to be received by or distributed to the holders of Common Stock of the Issuer, then the Holder shall be entitled to receive upon the exercise of this Warrant in accordance with its terms, in respect of the Warrant Stock issuable upon exercise of this Warrant, and upon delivery to the Issuer or the Issuer's successor, as applicable, of this Warrant for cancellation, the amount of cash, shares of Common Stock, other securities or other property that it would have been entitled to receive if such Holder had exercised this Warrant in full immediately prior to the occurrence of such merger, consolidation, share exchange or disposition of assets. In the case of any such merger, consolidation, share exchange or disposition of assets, the successor or acquiring entity (and any Affiliate thereof issuing securities) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Issuer and all of the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board in order to provide for adjustments of the Warrant Stock issuable upon exercise of this Warrant that shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. The foregoing provisions shall similarly apply to successive mergers, consolidations, share exchanges and dispositions of assets.

         (h) Capital Reorganization or Capital Reclassification. If the Issuer shall effect any capital reorganization or any reclassification of its capital stock (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), then in each case the Issuer shall cause effective provision to be made so that this Warrant shall be exercisable for the kind and number of shares of stock, other securities, cash or other property to which a holder of the Warrant Stock deliverable upon exercise of this Warrant would have been entitled upon such reorganization or reclassification and any such provision shall include adjustments in respect of such stock, securities or other property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4 with respect to this Warrant.

         (i) Other Action Affecting Common Stock. If at any time or from time to time the Issuer shall take any action affecting its Common Stock, other than any action described in this Section 4, then, unless such action will not have an adverse effect upon the Holder's rights, the number of shares of Warrant Stock issuable upon exercise of this Warrant and the Exercise Price shall be adjusted in such manner and at such time as the Board shall in good faith determine to be equitable in the circumstances, but no such adjustment shall decrease the number of shares of Warrant Stock issuable upon exercise of this Warrant or increase the Exercise Price.

         (j) Notice of Adjustments. Whenever the number of shares of Warrant Stock issuable upon exercise of this Warrant shall be adjusted pursuant to this Agreement, the Issuer shall forthwith obtain a certificate signed by a firm of independent accountants of recognized national standing selected by the Issuer setting forth, in reasonable detail, the event requiring the adjustment, the method by which such adjustment was calculated and specifying the number of shares of Warrant Stock issuable upon exercise of this Warrant after giving effect to such adjustment (except in the case of adjustments pursuant to Section 4(i) in which event a certificate shall be obtained on December 31 and June 30). The Issuer shall keep at its office copies of all such certificates and cause the same to be available for inspection at said office during normal

                                      11.

business hours by the Holder or any prospective purchaser of a Warrant designated by the registered Holder hereof.

         (k) Notice of Certain Corporate Action. If the Issuer shall propose (i) to pay any dividend to the holders of its Common Stock or to make any other distribution to the holders of its Common Stock; (ii) to offer to the holders of its Common Stock rights to subscribe for or to purchase any additional shares of Common Stock or any Options or Convertible Securities;
(iii) to effect any reorganization or reclassification of its Common Stock; (iv) to otherwise issue any Common Stock, Options, or Convertible Securities; (v) to effect any other capital reorganization; (vi) to effect any consolidation, merger or share exchange or any sale, transfer or other disposition of all or substantially all of its assets; or (vii) to effect the liquidation, dissolution or winding up of the Issuer, then, in each such case, the Issuer shall give to the Holder a notice of such proposed action, which shall specify the date on which a record is to be taken for the purposes of such dividend, distribution or rights offer, or the date on which such reclassification, issuance, reorganization, consolidation, merger, share exchange, sale, transfer, disposition, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Common Stock, and the number of shares of Warrant Stock that are issuable upon exercise of this Warrant after giving effect to any adjustment that will be required as a result of such action. Such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Common Stock for purposes of such action, and in the case of any other such action, at least 10 days prior to the date of the taking of such proposed action.

         (l) No Impairment. The Issuer will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Issuer, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

         (m)      Miscellaneous. The computations of all amounts under this
Section 4 shall be made assuming all other anti-dilution or similar adjustments to be made to the terms of all other securities resulting from the transaction causing an adjustment pursuant to this Section 4 have previously been made so as to maintain the relative economic interest of this Warrant vis-a-vis all other securities issued by the Issuer.

         SECTION 5. Miscellaneous.

         (a) Office of Issuer. So long as this Warrant remains outstanding, the Issuer shall maintain an office in the continental United States where the Warrants may be presented for exercise, transfer, division or combination as provided in this Warrant. Such office shall be at its principal executive offices unless and until the Issuer shall designate and maintain some other office for such purposes and give notice thereof to the Holder.

                                      12.

         (b) Notices Generally. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, telecopied, sent by nationally recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

         If to the Issuer, to:

                  Digital Theater Systems, Inc.
                  31336 Via Colinas, #101
                  Westlake Village, California 91362
                  Telephone: (818) 706-3525
                  Telecopy: (818) 706-1868
                  Attention: Jon E. Kirchner, CFO

         With a copy to:

                  Troy & Gould Professional Corporation
                  1801 Century Park East, 16th Floor
                  Los Angeles, California 90067
                  Telephone: (310) 553-4441
                  Telecopy: (310) 201-4746
                  Attention: Lawrence P. Schnapp, Esq.

         If to Holder, to the address of such Holder as set forth in the books and records of the Issuer.

         All such notices and communications shall be deemed to have been given and received (i) in the case of personal delivery, on the date of such delivery,
(ii) in the case of delivery by telecopy, on the date of such delivery, (iii) in the case of delivery by nationally recognized overnight courier, on the third business day following dispatch and (iv) in the case of mailing, on the seventh business day following such mailing.

         (c) Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California without regard to its conflicts of laws rules. The Issuer agrees that it may be served with process in the State of California and any action for breach of this Warrant may be prosecuted against it in the courts of such State or any Federal court located in such State.

         (d) Limitation of Liability. Except as otherwise provided herein, this Warrant does not entitle the Holder to any voting rights or other rights of a shareholder of the Issuer, as a shareholder. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a shareholder of the Issuer, whether such liability is asserted by the Issuer, by any creditor of the Issuer or any other Person.

                                      13.

         (e) Loss or Destruction of Warrant. Upon receipt by the Issuer of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction), if requested by the Issuer, of reasonably satisfactory indemnification (if the Holder is a nationally-chartered financial institution or an Affiliate thereof, its own agreement being satisfactory), or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Issuer shall, without charge, execute and deliver a new Warrant exercisable for the same amount of Warrant Stock; provided, however, that (in the case of loss, theft or destruction) no indemnity bond shall be required unless the Issuer has a class of securities registered pursuant to the Securities Exchange Act of 1934, as amended, and the Issuer's transfer agent requires such indemnity bond as a condition to the issuance of a new Warrant.

         (f) Amendments and Waivers. Any provision of this Warrant may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Issuer and the Holder and, in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                                      * * *

                                      14.

         IN WITNESS WHEREOF, the Issuer has duly executed this Warrant.

Dated: October 24, 1997

                                              DIGITAL THEATER SYSTEMS, INC.

                                              By: ______________________________
                                                  Name: Jon Kirchner
                                                  Title: Chief Financial Officer

                                      15.

                                                                         ANNEX A

                             FORM OF EXERCISE NOTICE

                (To be executed by the registered holder hereof)

         The undersigned registered owner of this Warrant exercises this Warrant for the purchase of __________ shares of Common Stock of Digital Theater Systems, Inc., a Delaware corporation, and herewith makes payment therefor of $__________ (such payment being made [check one] (x) [ ] in cash or by certified or official bank check or (y) [ ] by acceptance of a reduced number of shares of Common Stock upon cancellation of this Warrant as provided in Section 2(b) of this Warrant, all on the terms and conditions specified in this Warrant, and requests that (i) certificates and/or other instruments covering such shares of Common Stock be issued in accordance with the instructions given below and (ii) if such shares of Common Stock shall not include all of the shares of Common Stock to which the Holder is entitled under this Warrant, that a new Warrant for the unpurchased balance of the shares of Common Stock issuable hereunder be delivered to the undersigned. References in this Exercise Notice to "Common Stock" shall include other securities or other property to the extent included in Warrant Stock.

         [This Exercise Notice is being delivered contingent upon the consummation of [describe transaction] as contemplated by Section 2(d) of this Warrant].*

Dated: __________________

                                               _________________________________
                                              (Signature of Registered Holder)**

Instructions for issuance and registration of shares of Common Stock

_____________________________                  Social Security or Other
Name of Registered Holder                      Identifying Number:______________

(Please Print)

Please deliver certificate to the following address:

_____________________________
Street

_____________________________
City, State and Zip Code

*        Include if applicable.

** The signature must correspond with the name as written upon the face of the attached Warrant in every particular, without alteration.

                                      16.

                                                                         ANNEX B

                               FORM OF ASSIGNMENT

                (To be executed by the registered holder hereof)

         FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all the rights of the undersigned under this Warrant with respect to the number of shares of Common Stock covered thereby set forth below to:

                                                                      Number of
                                                                      Shares of
Name of Assignee                Address                             Common Stock

References in this Exercise Notice to "Common Stock" shall include other securities or other property to the extent included in Warrant Stock.

Dated: __________________

                                               _________________________________
                                               (Signature of Registered Holder)*

                                               _________________________________
                                               Name of Registered Holder
                                               (Please Print)

Witness:

_____________________________

_____________________________

* The signature must correspond with the name as written upon the face of the attached Warrant in every particular, without alteration.

                                      17.

                           SCHEDULE OF WARRANT HOLDERS

         Dr. Stephen M. Smyth
         Mr. Paul W. Smith
         Mr. Neil D. Robinson
         Mr. Brian H. Spears
         Patrick Beard
         Terry Beard
         Ron Booth
         Joe Dellaria
         Salah Hassanein
         James Ketcham
         Jon Kirchner
         Robert Knudson
         Julie Koppel
         Richard Koppel
         Nancy Montgomery
         Andrea Nee
         William Neighbors
         Karen Sullivan
         Forth Investments, LLC
         Universal City Studios, Inc.
         Dr. Mike H. Smyth
         Dr. Ming Yan
         AT Communications K.K.
         Mr. Patrick J. Watson
         Mr. Hing Tong Cheung

                      SCHEDULE IDENTIFYING FORM DIFFERENCES

1. Existing Shareholder Warrant to Purchase Common Stock Between the Registrant and Dr. Stephen M. Smyth

2. Existing Shareholder Warrant to Purchase Common Stock Between the Registrant and Mr. Paul W. Smith

3. Existing Shareholder Warrant to Purchase Common Stock Between the Registrant and Mr. Neil D. Robinson

4. Existing Shareholder Warrant to Purchase Common Stock Between the Registrant and Mr. Brain H. Spears

The above listed Warrants differ from the Form of Existing Shareholder Warrant to Purchase Common Stock set forth in this exhibit only as to the first paragraph on page 1. The above listed Warrants contain the following first paragraph on page 1:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES WHICH MAY BE ACQUIRED ON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND ACCORDINGLY, SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.